COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

19.COMMITMENTS AND CONTINGENCIES

(a)    Purchase Commitments

As of December 31, 2022, the Group had outstanding purchase commitments in relation to bandwidth and cloud infrastructure of RMB 634,200(US$92,000).

(b)    Contingencies

We and certain of our current and former officers and directors have been named as defendants in a shareholder class action lawsuit filed in the U.S. District Court for the Central District of California (the “Central California District Court”): William Likas v. ChinaCache International Holdings Ltd. et al, Civil Action No. 2:2019-cv-06942 (C.D. Cal.) (filed on August 9, 2019). The action—purportedly brought on behalf of a class of persons who allegedly suffered damages as a result of their trading activities related to the our ADSs from April 10, 2015 to May 17, 2019—alleges that certain of the our public statements and filings contained materially false and misleading statements or omissions in violation of U.S. securities laws. On October 2, 2019, the Central California District Court appointed a group of two purported shareholders of us as the Lead Plaintiff of the class. On December 15, 2020, the parties reached an agreement to a stipulation and agreement of settlement to settle this purported class action. On April 26, 2021, the court granted preliminary approval of the settlement and scheduled a settlement hearing on August 27, 2021.  On March 14, 2022, the Central California District Court entered an order and final judgment approving the agreement of settlement.

19.COMMITMENTS AND CONTINGENCIES (CONTINUED)

(b)    Contingencies (continued)

In January 2020, a technology company filed a lawsuit against Beijing Blue I.T.in the Beijing Chaoyang District People’s Court, requesting Beijing Blue I.T. to pay overdue fees of approximately RMB38.6 million, relevant interest and costs of legal proceedings. The court ruled that Beijing Blue I.T. should pay overdue fees of approximately RMB38.6 million and the relevant interests thereof, together with the costs of legal proceedings. We appealed such court judgement to higher court, but our appeal has been dismissed. Such technology company has applied to the competent court for compulsory execution of the court judgement. The Company has accrued most of the amount as accounts payable of approximately RMB 28.9 million. Management is of the view that these proceedings are at preliminary stages, and it is impossible at this stage to properly evaluate the outcome.

In March 2020, a technology company filed a lawsuit against Beijing Blue I.T. in the Hangzhou Internet Court, requesting Beijing Blue I.T. to pay overdue fees of approximately RMB15.4 million, relevant interest and costs of legal proceedings.  As of the date hereof, this lawsuit is still pending. The court ruled that Beijing Blue I.T. should pay overdue fees of approximately RMB15.4 million, the interests accrued thereon and costs of legal proceedings. We appealed such court judgment to higher court, but our appeal has been dismissed. Such technology company has applied to the competent court for compulsory execution of the court judgement. The company has made full provision for bad debts.

In September 2021, a telecommunication company filed an arbitration against Beijing Blue I.T. in the Beijing Arbitration Commission, requesting Beijing Blue I.T. to pay overdue service fees and liquidated damage in a total amount of approximately RMB11.31 million, relevant interest and costs of legal proceedings. In March 2022, the Beijing Arbitration Commission awarded that Beijing Blue I.T. should pay overdue service fees of approximately RMB5.79 million and the relevant liquidated damages and costs of legal proceedings. Such telecommunication company has applied to the competent court for compulsory execution of the same.